Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Capital Management Global Advisors, LLC
Address of Joint Filer:	767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	May 17, 2019

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York Capital Management Global Advisors, LLC

/s/ Richard Swanson
Name: Richard Swanson
Title: General Counsel

May 21, 2019
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Matthew Bonanno

Address of Joint Filer:	c/o York Capital Management, L.P.
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	May 17, 2019

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

/s/ Matthew Bonanno
Name: Matthew Bonanno

May 21, 2019
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	David Magid

Address of Joint Filer:	c/o York Capital Management, L.P.
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director
Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	May 17, 2019

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

/s/ David Magid
Name: David Magid

May 21, 2019
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	William Vrattos

Address of Joint Filer:	c/o York Capital Management, L.P.
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	May 17, 2019

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

/s/ William Vrattos
Name: William Vrattos

May 21, 2019
Date